     AMERICAN
    MUNICIPAL
       TERM
      TRUSTS
      * * *
  ANNUAL REPORT
       1995

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

AMERICAN MUNICIPAL TERM TRUSTS
American Municipal Term Trust (AXT), American Municipal Term Trust II (BXT), and American Municipal Term Trust III (CXT) are diversified, closed-end investment management companies. The investment objectives of AXT, BXT and CXT are to provide high current income exempt from regular federal income tax and to return $10 per share on or shortly before April 15, 2001; April 15, 2002; and April 15, 2003, respectively - although each fund's termination may be extended up to five years if necessary to assist the fund in reaching its $10 per share objective. To realize their objectives, the funds invest primarily in high-quality municipal obligations including municipal zero-coupon securities. As with other investment companies, there can be no assurance these funds will achieve their objectives. Since each fund's inception, March 27, 1991; September 26, 1991; and November 27, 1992, respectively, they have been rated AAf by Standard & Poor's Mutual Funds Rating Group (S&P).* Fund shares trade on the New York Stock Exchange under the symbols AXT, BXT and CXT, respectively.

*THE FUNDS ARE RATED AAf, WHICH MEANS INVESTMENTS IN EACH FUND HAVE AN OVERALL CREDIT QUALITY OF AA. CREDIT QUALITIES ARE ASSESSED BY STANDARD & POOR'S MUTUAL FUNDS RATING GROUP. S&P DOES NOT EVALUATE THE MARKET RISK OF AN INVESTMENT WHEN ASSIGNING A CREDIT RATING. SEE STANDARD & POOR'S CORPORATE AND MUNICIPAL RATING DEFINITIONS FOR AN EXPLANATION OF AA.

THE FUNDS ALSO HAVE BEEN GIVEN MARKET RISK RATINGS BY S&P, WHICH WE CANNOT PUBLISH DUE TO NASD REGULATIONS. RISK RATINGS EVALUATE VARIOUS INVESTMENT RISKS THAT CAN AFFECT THE PERFORMANCE OF A BOND FUND AND INDICATE THE FUNDS' OVERALL STABILITY AND SENSITIVITY TO CHANGING MARKET CONDITIONS. THESE RATINGS ARE AVAILABLE BY CALLING S&P AT 1 800 424-FUND.

AVERAGE ANNUALIZED TOTAL RETURNS...................     1
FUND PERFORMANCE...................................     2
LETTER TO SHAREHOLDERS.............................     3
SUMMARY OF MATURITY OR CALL DATES..................     9
TAX REFORM PROPOSALS...............................    10
FINANCIAL STATEMENTS AND NOTES.....................    11
INVESTMENTS IN SECURITIES
    AXT............................................    23
    BXT............................................    27
    CXT............................................    31
INDEPENDENT AUDITORS' REPORT.......................    35
FEDERAL TAX INFORMATION............................    36
SHAREHOLDER UPDATE.................................    38


               CALL TO RECEIVE QUARTERLY AXT, BXT AND CXT UPDATES

If you would like to be put on our mailing list to receive quarterly fund updates for the American Municipal Term Trusts, call our Shareholder Services Department at 1 800 866-7778. Please identify which fund updates (AXT, BXT or CXT) you would like to receive.

--------------------------------------------------------------------------------
                       AVERAGE ANNUALIZED TOTAL RETURNS


AMERICAN MUNICIPAL TERM TRUST (AXT)

[GRAPHIC REPRESENTATION OF BAR CHART]

                                                                                     Since Inception
                                                   One Year          Three Year          3/27/91
American Municipal Term Trust..................     18.93%              9.94%             11.30%
Lehman Brothers 7-Year Municipal Bond Index....     14.15%              7.02%              8.34%


AMERICAN MUNICIPAL TERM TRUST II (BXT)

[GRAPHIC REPRESENTATION OF BAR CHART]

                                                                                    Since Inception
                                                   One Year          Three Year          9/26/91
American Municipal Term Trust II...............     20.48%             10.51%             11.39%
Lehman Brothers 7-Year Municipal Bond Index....     14.15%              7.02%              7.98%


AMERICAN MUNICIPAL TERM TRUST III (CXT)

[GRAPHIC REPRESENTATION OF BAR CHART]

                                                                                     Since Inception
                                                   One Year          Three Year         11/27/92
American Municipal Term Trust III..............     25.93%             11.06%             11.38%
Lehman Brothers 7-Year Municipal Bond Index....     14.15%              7.02%              7.43%


Average annualized total return figures are through December 31, 1995, and are based on the change in net asset value (NAV) and reflect the reinvestment of distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total return figures based on the change in market price for the one-year, three-year and since inception periods ended December 31, 1995, were 16.91%, 7.94% and 7.98% for AXT; 17.28%, 7.01% and 7.69% for BXT; and
26.32%, 6.85% and 6.37% for CXT. These figures also assume reinvested distributions and do not reflect sales charges.

The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index that represents the 7-year, high-quality, tax-exempt bond market. It assumes all distributions are reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES,
WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

--------------------------------------------------------------------------------
                               FUND PERFORMANCE

NET ASSET VALUE SUMMARY PER SHARE
(COMMON SHARES)

                                                                 American         American          American
                                                                 Municipal        Municipal         Municipal
                                                                Term Trust      Term Trust II     Term Trust III

                                                                 INCEPTION        INCEPTION         INCEPTION
                                                                  3/27/91          9/26/91           11/27/92
Initial Offering Price.....................................        $10.00           $10.00             $10.00

Initial Offering and Underwriting Expenses.................        -$0.67           -$0.66             -$0.67
(Common and Preferred Stock)

Accumulated Realized Gains or Losses
At 12/31/95................................................        -$0.01            $0.00             -$0.02
                                                                   ------           ------             ------
SUBTOTAL...................................................         $9.32            $9.34              $9.31

Undistritubed Net Investment Income
(Dividend Reserve) At 12/31/95.............................        +$0.52           +$0.49             +$0.29

Unrealized Appreciation on Investments
At 12/31/95................................................        +$1.99           +$1.88             +$1.51
                                                                   ------           ------             ------
NET ASSET VALUE ON 12/31/95................................        $11.83           $11.71             $11.11


DISTRIBUTION HISTORY

                                                                 American         American          American
                                                                 Municipal        Municipal         Municipal
                                                                Term Trust      Term Trust II     Term Trust III

                                                                 INCEPTION        INCEPTION         INCEPTION
                                                                  3/27/91          9/26/91           11/27/92
Total Monthly Income Dividends
Through 12/31/95

    Common Shareholders....................................        $3.09            $2.64               $1.76

    Preferred Shareholders
    (On a Common Share Basis)..............................        $0.76            $0.65               $0.45

Total Capital Gains Distributions to Common
Shareholders Through 12/31/95..............................        $0.00            $0.01               $0.00

--------------------------------------------------------------------------------
                         AMERICAN MUNICIPAL TERM TRUSTS


                           February 15, 1996

[PHOTO]
                           Dear Shareholders:

FPO 55%
                           THE NET ASSET VALUE TOTAL RETURNS FOR THE AMERICAN
DOUG WHITE, CFA, (ABOVE)   MUNICIPAL TERM TRUSTS (AXT, BXT, CXT) IN 1995 WERE
SHARES RESPONSIBILITY      18.93%, 20.48% AND 25.93%*, RESPECTIVELY, ASSUMING
FOR THE MANAGEMENT OF      DISTRIBUTIONS WERE REINVESTED AND NOT INCLUDING
THE AMERICAN MUNICIPAL     SALES CHARGES.  Comparatively, the Lehman Brothers
TERM TRUSTS. HE HAS        7-Year Municipal Bond Index had a total return of
13 YEARS OF FINANCIAL      14.15% during the same one-year period. The higher
EXPERIENCE.                returns of AXT, BXT and CXT were due to their longer
                           effective durations relative to the index resulting
                           primarily from their use of leverage, in the form of
                           preferred stock, which magnified the effect of
[PHOTO]                    declining market interest rates. CXT's longer
                           effective duration relative to the other funds
                           caused its returns to be higher than those of AXT
FPO 56%                    and BXT. Based on market price, the funds' total
                           returns for the one-year period ended December 31,
RON REUSS, (BELOW)         1995, were 16.91%, 17.28% and 26.32%, respectively,
SHARES RESPONSIBILITY      assuming distributions were reinvested and not
FOR THE MANAGEMENT OF      including sales charges. During the year, AXT, BXT
THE AMERICAN MUNICIPAL     and CXT maintained their common stock distribution
TERM TRUSTS. HE HAS        yields of 6.50%, 6.20% and 5.70%, respectively,
27 YEARS OF FINANCIAL      which have been unchanged since each fund's
EXPERIENCE.                inception.**


THE NET ASSET VALUES OF THE FUNDS INCREASED DURING 1995 AND ARE CURRENTLY HIGHER THAN OUR TARGETED TERMINATION PRICE OF $10 PER SHARE. The net asset values for AXT, BXT and CXT on December

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

** THESE FIGURES REPRESENT ANNUALIZED YIELDS FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1995, BASED ON THE INITIAL OFFERING PRICE OF $10 PER SHARE. ACTUAL YIELDS MAY DIFFER, DEPENDING ON THE INDIVIDUAL SHAREHOLDER'S COST BASIS. THESE YIELD FIGURES REPRESENT PAST PERFORMANCE. YIELDS ON FUND SHARES MAY FLUCTUATE.

--------------------------------------------------------------------------------
                       AMERICAN MUNICIPAL TERM TRUSTS

31, 1995, were $11.83, $11.71 and $11.11, respectively. The funds, along with other municipal bond investments, were generally well-rewarded during the year due to decreasing market interest rates, a declining supply of new municipal bond issues and a declining supply of outstanding municipal bonds. Municipal investors enjoyed strong returns despite ongoing concerns about proposed tax reforms (see page 10 for more information) and competition from a robust stock market. Although these factors caused the municipal bond market to slightly lag the Treasury bond market, on an after-tax basis most municipal investors likely found their tax-exempt yields to be higher than the yields of their taxable counterparts. Even though we expect to see some further market volatility in 1996 - due to the ongoing tax-reform debate - we believe municipal bonds will benefit this year from a declining supply of outstanding bonds and strong demand for municipal issues.

AMERICAN MUNICIPAL TERM TRUST (AXT)
PORTFOLIO COMPOSITION

DECEMBER 31, 1995

[GRAPHIC REPRESENTATION OF PIE CHART]

Electrical Revenue.....................................      20%
General Obligations....................................      13%
Other Assets...........................................       2%
Housing Revenue........................................       2%
Leasing Revenue........................................       3%
Education..............................................       6%
Hospital Revenue.......................................      17%
Multiple Utility Revenue...............................       1%
Sales/Excise Tax Revenue...............................      14%
Water/Sewer Utility Revenue............................      13%
Industrial Development Revenue.........................       9%

INVESTMENT CATEGORIES REFLECT PERCENTAGE OF TOTAL ASSETS.


AS THE FUNDS MOVE CLOSER TO THEIR TERMINATION DATES, YOU SHOULD NOT EXPECT THEIR NET ASSET VALUES TO REMAIN AT SUCH HIGH LEVELS. The net asset values of the funds will likely begin to decrease at some point in the future since the market values of most of the bonds in the funds (except for the zero-coupon bonds)are currently higher than they will be at maturity. As these bonds move closer to maturity, their market values will decline toward their maturity or call values, which are at par or a slight premium.

--------------------------------------------------------------------------------
                       AMERICAN MUNICIPAL TERM TRUSTS

AS THE CHARTS ON PAGE 9 ILLUSTRATE, THE FUNDS' HOLDINGS OF LONGER-MATURITY BONDS HAVE BEEN REDUCED SINCE EACH FUND'S INCEPTION, PRIMARILY THROUGH THE PREREFUNDING OF BONDS BY THEIR ISSUERS. This has reduced each fund's effective duration and interest rate risk - an important part of our strategy as we move closer to the funds' termination dates. When an issuer prerefunds a bond, the time until the bond matures is reduced. As of December 31, 1995, 43%, 38% and 9% of the bonds in AXT, BXT and CXT, respectively, had been prerefunded to dates within a year of the fund's termination date. The closer the maturity date of a bond is to the fund's termination date, the more certain we can be of the value of the bond at termination (in other words, the value of the bond will be less affected by interest rates at the time of termination.) Keep in mind, however, that prior to their maturity dates, these prerefunded bonds, like other bonds in the funds' portfolios, are still subject to interest rate risk and will fluctuate in value. We will likely see an increase in the number of prerefunded bonds in the funds should interest rates remain at current levels or decline.

AMERICAN MUNICIPAL TERM TRUST II (BXT)
PORTFOLIO COMPOSITION

DECEMBER 31, 1995

[GRAPHIC REPRESENTATION OF PIE CHART]

Industrial Development Revenue.........................       8%
Multiple Utility Revenue...............................       1%
Sales/Excise Tax Revenue...............................       6%
General Obligations....................................      15%
Electrical Revenue.....................................      15%
Housing Revenue........................................       2%
Education..............................................       7%
Hospital Revenue.......................................      23%
Other Assets...........................................       2%
Leasing Revenue........................................       4%
Miscellaneous Revenue..................................       7%
Water/Sewer Utility Revenue............................      10%

INVESTMENT CATEGORIES REFLECT PERCENTAGE OF TOTAL ASSETS.


WE WILL CONTINUE OUR STRATEGY OF GRADUALLY SHORTENING THE EFFECTIVE DURATIONS OF THE PORTFOLIOS, WHICH MAY CAUSE THE FUNDS TO PAY CAPITAL GAINS DISTRIBUTIONS. Because part of our objective is to provide high current income exempt from federal income tax, we would like to avoid paying capital gains distributions, which are taxable

--------------------------------------------------------------------------------
                       AMERICAN MUNICIPAL TERM TRUSTS

distributions for shareholders. However, as we strive to meet the objective of returning $10 per share upon termination, when appropriate we will follow our strategy of positioning the funds more defensively by increasing the percentage of shorter-term securities in the portfolios as the funds near their termination dates. Due to appreciation of the funds' securities, the funds currently have substantial unrealized capital gains. Consequently, the funds may have to pay capital gains distributions (which would decrease their net asset values penny for penny)if we sold any of these bonds at a gain and were unable to offset that gain by selling another bond at a loss. Additionally, the proceeds from the sale of these bonds may have to be reinvested in lower-yielding securities, which may lower the income earned in the funds.

AMERICAN MUNICIPAL TERM TRUST III (CXT)
PORTFOLIO COMPOSITION

DECEMBER 31, 1995

[GRAPHIC REPRESENTATION OF PIE CHART]

Water/Sewer Utility Revenue............................      21%
Sales/Excise Tax Revenue...............................       2%
Nursing Home Revenue...................................       1%
Electrical Revenue.....................................      15%
Leasing Revenue........................................       9%
Housing Revenue........................................       4%
Education..............................................       3%
Other Assets...........................................       2%
Hospital Revenue.......................................      24%
General Obligations....................................      11%
Multiple Utility Revenue...............................       4%
Miscellaneous Revenue..................................       4%

INVESTMENT CATEGORIES REFLECT PERCENTAGE OF TOTAL ASSETS.


SINCE THEIR INCEPTIONS, THE FUNDS HAVE BEEN GENERATING HIGH INCOME LEVELS AND THEIR DIVIDEND RESERVES HAVE BEEN INCREASING. The dividend reserves have been increasing primarily due to the funds' issuance of preferred stock, which has proved beneficial to common shareholders to date. Long-term interest rates have remained higher than short-term rates, allowing the funds to earn income in excess of the monthly common and preferred stock dividends they are paying out. As a result, we have been able to add to each fund's dividend reserve. These reserves are an important part of our strategy as we seek to return $10 per share. The retention of income helps replace the funds' initial offering and

--------------------------------------------------------------------------------
                       AMERICAN MUNICIPAL TERM TRUSTS

underwriting expenses (see chart on page 2). While the reserves are not guaranteed, they can also be used to help maintain common stock distributions in times when the funds may be paying higher rates on preferred stock. Rates paid on preferred stock (3.40% for AXT; 3.25% for BXT; 3.25% for CXT on February 15) are reset every seven days and are based on short-term, tax-exempt interest rates.

IF THE FUNDS CONTINUE TO ADD TO THEIR DIVIDEND RESERVES, THE FUNDS MAY BE REQUIRED TO PAY EXTRA DIVIDENDS TO SATISFY STATE OR FEDERAL TAX DISTRIBUTION REQUIREMENTS. This is likely to occur sooner in AXT and BXT than in CXT; however, we are not certain it will occur in any fund.

THE FUNDS REMAIN WELL-DIVERSIFIED ACROSS THE UNITED STATES. Their geographic focus continues to be on the central and northwestern United States with Illinois, Washington, Texas and Indiana representing the largest state concentrations. We are also looking at portions of the Southeast and West - for example, South Carolina, Georgia, Arizona and Nevada - which have recently shown substantial economic growth.

OUR PROPRIETARY CREDIT ANALYSIS ON THE FUNDS' HOLDINGS HAS HELPED THE FUNDS AVOID ANY PAYMENT DEFAULTS. We continue to manage credit risk, or the risk of failure of an issuer to make payment, through extensive due diligence and credit analysis prior to purchasing bonds as well as while the

PREFERRED STOCK
Preferred stock pays dividends at a specified rate and has preference over common stock in the payments of dividends and the liquidation of assets. Rates paid on preferred stock are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (shares of preferred stock are rated AAA by Moody's and S&P) and high liquidity (shares of preferred stock trade at par and are remarketed every seven days). The proceeds from the sale of preferred stock are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred stock, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred stock is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred stock outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred stock results in the leveraging of common stock which increases the volatility of both the net asset value of the fund and the market value of shares of common stock.

--------------------------------------------------------------------------------
                       AMERICAN MUNICIPAL TERM TRUSTS

bonds are held in the portfolios. This research, which goes beyond the ratings issued by Moody's or S&P, helps ensure we maintain the quality of the portfolios. While we have not experienced any problems associated with payment defaults so far, keep in mind that these funds, and any funds investing in municipal securities, continue to have credit risk, and the failure of an issuer to make payments could result in a decrease in net asset value and a decrease in the income earned by the fund.

THE FUNDS REMAIN FULLY INVESTED IN INVESTMENT-GRADE, TAX-EXEMPT MUNICIPAL BONDS AT YIELDS THAT ARE GENERALLY HIGHER THAN YIELDS ON BONDS AVAILABLE TODAY WITH SIMILAR QUALITY AND MATURITIES. In addition, the portfolios' average call protection continues to extend approximately to the funds' termination dates.

Thank you for your investment in the American Municipal Term Trusts, and if you have any questions, please contact your investment professional.


Sincerely,

/s/ DOUGLAS J. WHITE

Douglas J. White
Portfolio Manager


/s/ RONALD R. REUSS

Ronald R. Reuss
Portfolio Manager

--------------------------------------------------------------------------------
                      SUMMARY OF MATURITY OR CALL DATES

The graphs below illustrate the maturity dates of the securities within each portfolio at each fund's inception and as of December 31, 1995. You will notice a reduction in longer-maturity bonds and an increase in shorter-maturity bonds, which shortens the funds' effective durations and reduces interest rate risk.

[GRAPHIC REPRESENTATION OF BAR CHART]


As of the                      American Municipal      American Municipal      American Municipal
fund's inception                Term Trust (AXT)       Term Trust II (BXT)     Term Trust III (CXT)
2000 to 2001...............             0%                     0%                      0%
2002 to 2006...............            11%                    14%                      8%
After 2006.................            89%                    86%                     92%

                               American Municipal      American Municipal      American Municipal
As of December 31, 1995         Term Trust (AXT)       Term Trust II (BXT)     Term Trust III (CXT)
2000 to 2001...............            43%                    41%                      9%
2002 to 2006...............            13%                    14%                     10%
After 2006.................            44%                    45%                     81%

--------------------------------------------------------------------------------
                            TAX REFORM PROPOSALS

Tossing out the current U.S. tax code and replacing it with a simpler tax system became a hot issue among politicians in 1995. One proposal in particular - the flat tax - became the most popular among congressional leaders and presidential candidates.

While there are many varying flat tax proposals, they all share some common elements of which municipal bond investors should be aware. Many flat tax proposals would only tax income from wages and salary and would exempt from tax the interest, dividends and capital gains earned on investments and real estate. Proponents of a flat tax argue that this would encourage more people to save money and would be good for investments. However, opponents of a flat tax say it would hurt tax-exempt municipal bond investors because municipal bonds currently have interest yields that are lower than taxable interest yields since the interest paid on municipal bonds is free from federal income tax. If all interest income were free of taxes, the advantage of investing in municipal securities would be eliminated and their prices would likely fall because municipal bonds pay lower interest yields than taxable bonds with similar maturities and credit quality.

Most flat tax proposals would also do away with current deductions, exemptions and credits such as interest on home mortgage loans, charitable contributions, state and local taxes, and medical expenses.

In spite of tax reform's increased popularity, many outspoken critics of a flat tax have emerged. These include Jerry Brown, the former governor of California, who was one of the first proponents of the flat tax. He stated that the flat tax by itself would not balance the budget, which is one benefit flat tax proponents are touting. The budget could only possibly be balanced with an additional wealth tax, Brown said.

Other critics agree that the flat tax proposal is unfair. The U.S. tax system has always been based on a graduated system, where those with more money pay more taxes because of their ability to do so. Homeowners and municipal bond investors and issuers, among others, have also begun to realize that they have too much to lose not to challenge this issue.

We anticipate that the flat tax debate will continue during 1996 but will subside after the November elections. In the meantime, we will continue to closely monitor this issue. We encourage you to keep an eye on the tax reform debate as well, but strongly suggest you continue to take advantage of the tax-free income that can be earned by investing in municipal bonds.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
                                                                American        American         American
                                                               Municipal       Municipal         Municipal
                                                               Term Trust    Term Trust II    Term Trust III
                                                              ------------   --------------   ---------------
ASSETS:
  Investments in securities at market value* (note 2) .... $  140,362,464      121,560,751        84,335,834
  Cash in bank on demand deposit ...........................       54,868            5,776           101,821
  Receivable for investment securities sold ................           --          100,274                --
  Accrued interest receivable ..............................    2,630,578        1,970,271         1,363,974
                                                              ------------   --------------   ---------------
      Total assets .........................................  143,047,910      123,637,072        85,801,629
                                                              ------------   --------------   ---------------
LIABILITIES:
  Common stock dividends payable ($0.0542; $0.0517 and
    $0.0475 per share, respectively) .......................      458,261          380,296           251,750
  Capital gain distribution payable ........................           --           44,282                --
  Preferred stock dividends payable (note 3) ...............       24,452           30,411            21,863
  Accrued investment management fee ........................       30,189           26,049            18,050
  Accrued remarketing agent fee ............................        7,379            4,879             2,031
  Accrued administrative fee ...............................       18,114           15,629            10,830
  Other accrued expenses ...................................        9,170            4,891             8,604
                                                              ------------   --------------   ---------------
      Total liabilities ....................................      547,565          506,437           313,128
                                                              ------------   --------------   ---------------
Net assets applicable to outstanding capital stock ....... $  142,500,345      123,130,635        85,488,501
                                                              ------------   --------------   ---------------
                                                              ------------   --------------   ---------------
REPRESENTED BY:
  Preferred stock - authorized 1 million shares for each
    fund of $25,000 liquidation preference per share;
    outstanding, 1,700, 1,480 and 1,064 shares, respectively
    (note 3) ............................................. $   42,500,000       37,000,000        26,600,000
                                                              ------------   --------------   ---------------
  Common stock - authorized 200 million shares for each fund of $0.01 par value; outstanding, 8,455,000, 7,355,820
    and 5,300,000, respectively ............................       84,550           73,558            53,000
  Additional paid-in capital ...............................   78,849,154       68,704,232        49,431,420
  Undistributed net investment income ......................    4,387,572        3,629,706         1,563,329
  Accumulated net realized loss on investments .............      (72,507)              --          (131,212)
  Unrealized appreciation of investments ...................   16,751,576       13,723,139         7,971,964
                                                              ------------   --------------   ---------------
      Total - representing net assets applicable to
        outstanding common stock ...........................  100,000,345       86,130,635        58,888,501
                                                              ------------   --------------   ---------------
      Total net assets ................................... $  142,500,345      123,130,635        85,488,501
                                                              ------------   --------------   ---------------
                                                              ------------   --------------   ---------------
Net asset value per share of outstanding common stock (net
  assets divided by 8,455,000; 7,355,820 and 5,300,000
  shares of common stock outstanding, respectively)  . $            11.83            11.71             11.11
                                                              ------------   --------------   ---------------
                                                              ------------   --------------   ---------------
* Investments in securities at identified cost ........... $  123,610,888      107,837,612        76,363,870
                                                              ------------   --------------   ---------------
                                                              ------------   --------------   ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995


                                                               American        American         American
                                                               Municipal      Municipal         Municipal
                                                              Term Trust    Term Trust II    Term Trust III
                                                              -----------   --------------   ---------------
INCOME:
  Interest ............................................... $   8,771,058        7,378,213         4,934,241
                                                              -----------   --------------   ---------------

EXPENSES (NOTE 5):
  Investment management fee ................................     346,597          298,006           204,305
  Administrative fee .......................................     207,958          178,804           122,583
  Remarketing agent fee ....................................     107,726           93,783            67,423
  Custodian, accounting and transfer agent fees ............      53,347           44,941            31,739
  Reports to shareholders ..................................      28,496           22,694            20,740
  Directors' fees ..........................................      10,957           10,957            10,956
  Audit and legal fees .....................................      40,296           40,374            40,425
  Other expenses ...........................................      47,638           46,689            44,932
                                                              -----------   --------------   ---------------
      Total expenses .......................................     843,015          736,248           543,103
  Less expenses paid indirectly ............................      (6,947)          (6,431)           (6,762)
                                                              -----------   --------------   ---------------
      Total net expenses ...................................     836,068          729,817           536,341
                                                              -----------   --------------   ---------------

      Net investment income ................................   7,934,990        6,648,396         4,397,900
                                                              -----------   --------------   ---------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gain (loss) on investments (note 4) .........     (51,340)         118,989            (5,681)
  Net change in unrealized appreciation or depreciation of
    investments ............................................  10,386,266        9,879,162         9,213,825
                                                              -----------   --------------   ---------------
    Net gain on investments ................................  10,334,926        9,998,151         9,208,144
                                                              -----------   --------------   ---------------

      Net increase in net assets resulting from
        operations ....................................... $  18,269,916       16,646,547        13,606,044
                                                              -----------   --------------   ---------------
                                                              -----------   --------------   ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
AMERICAN MUNICIPAL TERM TRUST

                                                               Year Ended     Year Ended
                                                                12/31/95       12/31/94
                                                              ------------   ------------
OPERATIONS:
  Net investment income .................................. $    7,934,990       7,901,086
  Net realized loss on investments .........................      (51,340)        (21,183)
  Net change in unrealized appreciation or depreciation of
    investments ............................................   10,386,266     (12,690,038)
                                                              ------------   ------------

    Net increase (decrease) in net assets resulting from
      operations ...........................................   18,269,916      (4,810,135)
                                                              ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Common stock dividends .................................   (5,499,132)     (5,497,953)
    Preferred stock dividends ..............................   (1,690,429)     (1,264,920)
  From net realized gains:
    Common stock dividends .................................           --          (1,179)
                                                              ------------   ------------
    Total distributions ....................................   (7,189,561)     (6,764,052)
                                                              ------------   ------------
      Total increase (decrease) in net assets ..............   11,080,355     (11,574,187)

Net assets at beginning of year ............................  131,419,990     142,994,177
                                                              ------------   ------------

Net assets at end of year ................................ $  142,500,345     131,419,990
                                                              ------------   ------------
                                                              ------------   ------------

Undistributed net investment income ...................... $    4,387,572       3,642,113
                                                              ------------   ------------
                                                              ------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
AMERICAN MUNICIPAL TERM TRUST II

                                                               Year Ended     Year Ended
                                                                12/31/95       12/31/94
                                                              ------------   ------------
OPERATIONS:
  Net investment income .................................. $    6,648,396       6,647,805
  Net realized gain (loss) on investments ..................      118,989         (17,206)
  Net change in unrealized appreciation or depreciation of
    investments ............................................    9,879,162     (11,187,024)
                                                              ------------   ------------

    Net increase (decrease) in net assets resulting from
      operations ...........................................   16,646,547      (4,556,425)
                                                              ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Common stock dividends .................................   (4,563,551)     (4,563,551)
    Preferred stock dividends ..............................   (1,455,027)     (1,090,550)
  From net realized gains:
    Common stock dividends .................................      (44,282)        --
    Preferred stock dividends ..............................      (14,060)        --
                                                              ------------   ------------
    Total distributions ....................................   (6,076,920)     (5,654,101)
                                                              ------------   ------------
      Total increase (decrease) in net assets ..............   10,569,627     (10,210,526)

Net assets at beginning of year ............................  112,561,008     122,771,534
                                                              ------------   ------------

Net assets at end of year ................................ $  123,130,635     112,561,008
                                                              ------------   ------------
                                                              ------------   ------------

Undistributed net investment income ...................... $    3,629,706       2,999,951
                                                              ------------   ------------
                                                              ------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
AMERICAN MUNICIPAL TERM TRUST III

                                                               Year Ended     Year Ended
                                                                12/31/95       12/31/94
                                                              ------------   ------------
OPERATIONS:
  Net investment income .................................. $    4,397,900      4,394,918
  Net realized loss on investments .........................       (5,681)      (124,896)
  Net change in unrealized appreciation or depreciation of
    investments ............................................    9,213,825     (9,159,720)
                                                              ------------   ------------

    Net increase (decrease) in net assets resulting
      from operations ......................................   13,606,044     (4,889,698)
                                                              ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Common stock dividends .................................   (3,021,000)    (3,018,931)
    Preferred stock dividends ..............................   (1,030,403)      (775,517)
  From net realized gains:
    Common stock dividends .................................           --         (2,069)
                                                              ------------   ------------
    Total distributions ....................................   (4,051,403)    (3,796,517)
                                                              ------------   ------------
      Total increase (decrease) in net assets ..............    9,554,641     (8,686,215)

Net assets at beginning of year ............................   75,933,860     84,620,075
                                                              ------------   ------------

Net assets at end of year ................................ $   85,488,501     75,933,860
                                                              ------------   ------------
                                                              ------------   ------------

Undistributed net investment income ...................... $    1,563,329      1,220,025
                                                              ------------   ------------
                                                              ------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION
                American Municipal Term Trust, American Municipal Term Trust II, and American Municipal Term Trust III (the funds) are registered under the Investment Company Act of 1940 (as amended) as diversified closed-end investment companies. Shares of the funds are listed on the New York Stock Exchange. American Municipal Term Trust, American Municipal Term Trust II, and American Municipal Term Trust III expect to terminate operations and distribute all of their net assets to shareholders on or shortly before April 15, 2001, April 15, 2002, and April 15, 2003, respectively, although termination may be extended to a date no later than April 15, 2006, April 15, 2007, and April 15, 2008, respectively, to assist the funds in meeting their objective of returning $10 per share on common stock. To realize their objectives, the funds invest in investment grade municipal obligations including municipal zero-coupon securities.
(2) SIGNIFICANT
    ACCOUNTING
    POLICIES
                INVESTMENTS IN SECURITIES
                The values of fixed income securities are determined using pricing services or prices quoted by independent brokers. Open financial futures contracts are valued at the last settlement price. When market quotations are not readily available, securities are valued at fair value according to methods selected in good faith by the board of directors. Short-term securities with maturities of 60 days or less are valued at amortized cost which approximates market value.

                Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                FUTURES TRANSACTIONS
                In order to gain exposure to or protect against changes in the market, the funds may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount (initial margin) equal

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires.

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the funds on a forward-commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuations and may increase or decrease in value prior to their delivery. The funds maintain, in segregated accounts with their custodian, assets with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the funds' NAVs, to the extent the funds make such purchases while remaining substantially fully invested. As of December 31, 1995, the funds had no outstanding when-issued or forward commitments.

                FEDERAL TAXES
                The funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute their taxable income to shareholders. Therefore, no income tax provision is required. In addition, on a calendar-year basis, the funds will distribute substantially all of their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of market discount amortization and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income will be made on a monthly basis for common shareholders and on a weekly basis for preferred stock shareholders. Common stock distributions are recorded as of the close of business on the ex-dividend date and preferred stock dividends are accrued daily. Realized capital gains, if any, will be distributed on an annual basis. Distributions are payable in cash or for common shareholders pursuant to the funds' dividend reinvestment plans, reinvested in additional shares of the funds' common stock. Under the plans, common shares will be purchased in the open market.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

(3) REMARKETED
    PREFERRED STOCK
                American Municipal Term Trust, American Municipal Term Trust II, and American Municipal Term Trust III have issued and, as of December 31, 1995, have outstanding 1,700 shares, 1,480 shares, and 1,064 shares, respectively, of remarketed preferred stock ("RP-Registered Trademark-") with a liquidation preference of $25,000 per share for each fund. The dividend rate on the RP-Registered Trademark- is adjusted every seven days as determined by the remarketing agent. On December 31, 1995, the dividend rates were 5.25%, 5.00% and 5.00% for American Municipal Term Trust, American Municipal Term Trust II, and American Municipal Term Trust III, respectively.

(4) SECURITIES
    TRANSACTIONS
                Purchases of securities and proceeds from sales, other than temporary investments in short-term securities, for the year ended December 31, 1995, were as follows: $1,219,755 and $2,400,436, respectively, for American Municipal Term Trust; $3,263,963 and $5,388,825, respectively, for American Municipal Term Trust II; and $3,642,469 and $3,956,303, respectively, for American Municipal Term Trust III.

(5) FEES AND
    EXPENSES
                The funds have entered into the following agreements with Piper Capital Management Incorporated (the adviser and administrator):

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

                The investment advisory agreement provides the adviser with a monthly investment management fee calculated at the annualized rate of 0.25% of the funds' average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the funds). For its fee, the adviser will provide investment advice and, in general, will conduct the management and investment activity of the funds.

                The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.15% of the funds' average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the funds). For its fee, the administrator will provide certain reporting, regulatory and record-keeping services for the funds.

                The funds have entered into a remarketing agent agreement with Merrill Lynch, Pierce, Fenner & Smith (the remarketing agent). The remarketing agreement provides the remarketing agent with a monthly fee in an amount equal to an annualized rate of 0.25% of the fund's average amount of RP-Registered Trademark-outstanding. For its fee, the remarketing agent will remarket shares of RP-Registered Trademark- tendered to it, on behalf of shareholders thereof, and will determine the applicable dividend rate for each seven-day dividend period.

                In addition to the advisory, the administrative, and the remarketing agent fees, the funds are responsible for paying most other operating expenses including outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal, auditing and accounting services, insurance, interest and other miscellaneous expenses.

(6) CAPITAL LOSS
    CARRYOVER
                For federal income tax purposes, American Municipal Term Trust and American Municipal Term Trust III had capital loss carryovers of $72,507 and $131,212, respectively, as of December 31, 1995, which, if not offset by subsequent capital gains, will expire in the years 2002 through 2004 for American Municipal Term Trust and 2002 and 2003 for American Municipal Term Trust
                III. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expired.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL
    HIGHLIGHTS
                Per share data for a share of common stock outstanding throughout each period and selected information for each period are as follows:
AMERICAN MUNICIPAL TERM TRUST

                                                                    Year Ended December 31,           Period from
                                                              ------------------------------------   3/27/91(a) to
                                                               1995     1994      1993      1992       12/31/91
                                                              ------   -------   -------   -------   -------------
Net asset value, common stock,
  beginning of period .................................... $  10.52     11.89     10.57      9.99         9.44
                                                              ------   -------   -------   -------      ------
Operations:
  Net investment income ....................................   0.94      0.93      0.92      0.92         0.65
  Net realized and unrealized gains (losses) on
    investments ............................................   1.22     (1.50)     1.17      0.47         0.63
                                                              ------   -------   -------   -------      ------
    Total from operations ..................................   2.16     (0.57)     2.09      1.39         1.28
                                                              ------   -------   -------   -------      ------
Distributions to shareholders from net investment income:
  Paid to common shareholders ..............................  (0.65)    (0.65)    (0.65)    (0.65)       (0.49)
  Paid to preferred shareholders ...........................  (0.20)    (0.15)    (0.12)    (0.16)       (0.13)
                                                              ------   -------   -------   -------      ------
    Total distributions to shareholders ....................  (0.85)    (0.80)    (0.77)    (0.81)       (0.62)
                                                              ------   -------   -------   -------      ------
Offering costs and underwriting discounts associated with
  the remarketed preferred stock ...........................   --        --        --        --          (0.11)
                                                              ------   -------   -------   -------      ------
Net asset value, common
  stock, end of period ................................... $  11.83     10.52     11.89     10.57         9.99
                                                              ------   -------   -------   -------      ------
                                                              ------   -------   -------   -------      ------
Market value, common stock, end of period ................ $  11.00     10.00     10.88     10.50        10.13
                                                              ------   -------   -------   -------      ------
                                                              ------   -------   -------   -------      ------
Total return, common stock, market value (b) ...............  16.91%    (2.11%)    9.83%    10.26%        6.21%
Total return, common stock,
  net asset value (c) ......................................  18.93%    (6.34%)   18.98%    12.68%       11.25%
Net assets at end of period (in millions) ................ $    143       131       143       132          127
Ratio of expenses to average weekly
  net assets (d) ...........................................   0.61%     0.58%     0.59%     0.62%        0.56%(e)
Ratio of net investment income to average weekly net
  assets ...................................................   5.72%     5.80%     5.65%     6.03%        6.27%(e)
Portfolio turnover rate (excluding short-term
  securities) ..............................................      1%        1%        2%        4%          24%
Remarketed preferred stock, outstanding (in millions) .... $     43        43        43        43           43
Asset coverage ratio (f) ...................................    335%      309%      336%      310%         299%

(A)  COMMENCEMENT OF OPERATIONS.
(B) TOTAL RETURN, MARKET VALUE, IS BASED ON THE CHANGE IN MARKET PRICE OF A COMMON SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(C) TOTAL RETURN, NET ASSET VALUE, IS BASED ON THE CHANGE IN NET ASSET VALUE OF A COMMON SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(D) BEGINNING IN FISCAL 1995, THE EXPENSE RATIO REFLECTS THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(E)  ADJUSTED TO AN ANNUAL BASIS.
(F)  REPRESENTS TOTAL NET ASSETS DIVIDED BY REMARKETED PREFERRED STOCK.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL
    HIGHLIGHTS
    (CONTINUED)
                Per share data for a share of common stock outstanding throughout each period and selected information for each period are as follows:
AMERICAN MUNICIPAL TERM TRUST II

                                                                    Year Ended December 31,           Period from
                                                              ------------------------------------   9/26/91(a) to
                                                               1995     1994      1993      1992       12/31/91
                                                              ------   -------   -------   -------   -------------
Net asset value, common stock,
  beginning of period .................................... $  10.27     11.66     10.26      9.71         9.45
                                                              ------   -------   -------   -------      ------
Operations:
  Net investment income ....................................   0.90      0.90      0.89      0.89         0.19
  Net realized and unrealized gains (losses) on
    investments ............................................   1.37     (1.52)     1.25      0.44         0.36
                                                              ------   -------   -------   -------      ------
    Total from operations ..................................   2.27     (0.62)     2.14      1.33         0.55
                                                              ------   -------   -------   -------      ------
Distributions to shareholders:
  From net investment income
    Paid to common shareholders ............................  (0.62)    (0.62)    (0.62)    (0.62)       (0.16)
    Paid to preferred shareholders .........................  (0.20)    (0.15)    (0.12)    (0.16)       (0.02)
  From net realized gains
    Paid to common shareholders ............................  (0.01)     --        --        --         --
    Paid to preferred shareholders .........................   --        --        --        --         --
                                                              ------   -------   -------   -------      ------
    Total distributions to shareholders ....................  (0.83)    (0.77)    (0.74)    (0.78)       (0.18)
                                                              ------   -------   -------   -------      ------
Offering costs and underwriting discounts associated with
  the remarketed
  preferred stock ..........................................   --        --        --        --          (0.11)
                                                              ------   -------   -------   -------      ------
Net asset value, common stock,
  end of period .......................................... $  11.71     10.27     11.66     10.26         9.71
                                                              ------   -------   -------   -------      ------
                                                              ------   -------   -------   -------      ------
Market value, common stock,
  end of period .......................................... $  10.63      9.63     10.75     10.38         9.88
                                                              ------   -------   -------   -------      ------
                                                              ------   -------   -------   -------      ------
Total return, common stock, market value (b) ...............  17.28%    (4.83%)    9.74%    11.59%        0.30%
Total return, common stock, net asset value (c) ............  20.48%    (6.80%)   20.03%    12.41%        4.42%
Net assets at end of period (in millions) ................ $    123       113       123       112          108
Ratio of expenses to average weekly
  net assets (d) ...........................................   0.62%     0.60%     0.60%     0.64%        0.58%(e)
Ratio of net investment income to average weekly net
  assets ...................................................   5.58%     5.72%     5.51%     5.92%        6.24%(e)
Portfolio turnover rate (excluding short-term
  securities) ..............................................      3%        0%        2%       11%          18%
Remarketed preferred stock, outstanding (in millions) .... $     37        37        37        37           37
Asset coverage ratio (f) ...................................    333%      304%      332%      304%         293%

(A)  COMMENCEMENT OF OPERATIONS.
(B) TOTAL RETURN, MARKET VALUE, IS BASED ON THE CHANGE IN MARKET PRICE OF A COMMON SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(C) TOTAL RETURN, NET ASSET VALUE, IS BASED ON THE CHANGE IN NET ASSET VALUE OF A COMMON SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(D) BEGINNING IN FISCAL 1995, THE EXPENSE RATIO REFLECTS THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(E)  ADJUSTED TO AN ANNUAL BASIS.
(F)  REPRESENTS TOTAL NET ASSETS DIVIDED BY REMARKETED PREFERRED STOCK.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL
    HIGHLIGHTS
    (CONTINUED)
                Per share data for a share of common stock outstanding throughout each period and selected information for each period are as follows:
AMERICAN MUNICIPAL TERM TRUST III

                                                 Year Ended December 31,      Period from
                                                --------------------------    11/27/92(a)
                                                 1995     1994      1993      to 12/31/92
                                                ------   -------   -------   -------------
Net asset value, common stock,
  beginning of period ...................... $   9.31     10.95      9.57         9.44
                                                ------   -------   -------       -----
Operations:
  Net investment income ......................   0.83      0.83      0.81         0.04
  Net realized and unrealized gains (losses)
    on investments ...........................   1.73     (1.75)     1.36         0.14
                                                ------   -------   -------       -----
    Total from operations ....................   2.56     (0.92)     2.17         0.18
                                                ------   -------   -------       -----
Distributions to shareholders from net
  investment income:
  Paid to common shareholders ................  (0.57)    (0.57)    (0.57)       (0.05)
  Paid to preferred shareholders .............  (0.19)    (0.15)    (0.11)      --
                                                ------   -------   -------       -----
    Total distributions to shareholders ......  (0.76)    (0.72)    (0.68)       (0.05)
                                                ------   -------   -------       -----
Offering costs and underwriting discounts
  associated with the remarketed preferred
  stock ......................................   --        --       (0.11)      --
                                                ------   -------   -------       -----
Net asset value, common stock,
  end of period ............................ $  11.11      9.31     10.95         9.57
                                                ------   -------   -------       -----
                                                ------   -------   -------       -----
Market value, common stock,
  end of period ............................ $  10.13      8.50     10.13         9.88
                                                ------   -------   -------       -----
                                                ------   -------   -------       -----
Total return, common stock,
  market value (b) ...........................  26.32%   (10.93%)    8.35%       (0.78%)
Total return, common stock, net
  asset value (c) ............................  25.93%   (10.04%)   20.74%        1.88%
Net assets at end of period (in millions) ...$     85        76        85           51
Ratio of expenses to average weekly
  net assets (d) .............................   0.66%     0.64%     0.61%        0.60%(e)
Ratio of net investment income to average
  weekly net assets ..........................   5.38%     5.53%     5.34%        4.90%(e)
Portfolio turnover rate (excluding short-term
  securities) ................................      5%        3%        1%           0%
Remarketed preferred stock, outstanding (in
  millions) ................................ $     27        27        27           --
Asset coverage ratio (f) .....................    321%      285%      318%          --

(A)  COMMENCEMENT OF OPERATIONS.
(B) TOTAL RETURN, MARKET VALUE, IS BASED ON THE CHANGE IN MARKET PRICE OF A COMMON SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(C) TOTAL RETURN, NET ASSET VALUE, IS BASED ON THE CHANGE IN NET ASSET VALUE OF A COMMON SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(D) BEGINNING IN FISCAL 1995, THE EXPENSE RATIO REFLECTS THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(E)  ADJUSTED TO AN ANNUAL BASIS.
(F)  REPRESENTS TOTAL NET ASSETS DIVIDED BY REMARKETED PREFERRED STOCK.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN MUNICIPAL TERM TRUST
DECEMBER 31, 1995

                                                           Principal        Market
Name of Issuer                                              Amount        Value (a)
---------------------------------------------------------  ---------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (97.9%):
 COLORADO (1.6%):
  Colorado Health Care Facility (FSA) (Prerefunded to
   2/15/01), 7.25%, 2/15/16 ........................... $  1,925,000        2,220,449
                                                                         ------------
 DISTRICT OF COLUMBIA (3.3%):
  General Obligation (MBIA), 6.75%, 6/1/08 ..............  4,400,000        4,755,300
                                                                         ------------
 FLORIDA (2.4%):
  Jacksonville Electric Authority (Prerefunded to
   10/1/00), 7.00%, 10/1/12 .............................  3,000,000(e)     3,410,670
                                                                         ------------
 GEORGIA (2.3%):
  Municipal Electric Authority (MBIA) (Prerefunded to
   1/1/01), 7.00%, 1/1/16 ...............................  2,840,000(e)     3,238,992
                                                                         ------------
 ILLINOIS (15.4%):
  Chicago Motor Fuel Tax (AMBAC) (Prerefunded to 1/1/01),
   7.10%, 1/1/11 ........................................  1,525,000(e)     1,746,064
  Development Financial Authority, 7.38%, 7/1/21 ........  1,000,000        1,121,270
  Health Facilities Authority, Evangelical Hospital
   (FSA), 7.13%, 1/1/21 .................................  2,500,000        2,782,925
  Kankakee General Obligation (FGIC), 6.88%-7.00%,
   5/1/11-5/1/16 ........................................  3,000,000        3,412,300
  Rochelle Water and Sewer Revenue, 7.15%, 5/1/14 .......  1,000,000        1,097,710
  State Dedicated Tax-Civic Center (AMBAC), 7.00%,
   12/15/13 .............................................  4,500,000        5,042,700
  State Sales Tax Revenue (Prerefunded to 6/15/01),
   6.90%, 6/15/12-6/15/13 ...............................  2,300,000(e)     2,632,005
  State Sales Tax Revenue (Prerefunded to 6/15/99),
   7.25%, 6/15/14 .......................................  3,650,000(e)     4,087,124
                                                                         ------------
                                                                           21,922,098
                                                                         ------------
 INDIANA (8.9%):
  Hamilton S.E. School Building Corporation (AMBAC),
   7.00%, 7/1/08 ........................................  3,445,000        3,878,174
  Marion County Convention Center (AMBAC), 7.00%,
   6/1/10 ...............................................    345,000          391,047
  Marion County Convention Center (AMBAC) (Prerefunded to
   6/1/01), 7.00%, 6/1/10 ...............................    870,000(e)       999,047
  Rockport Pollution Control Revenue (FGIC), 7.60%,
   3/1/16 ...............................................  3,500,000        4,048,345
  St. Joseph County Hospital Authority (MBIA), 7.00%,
   8/15/11 ..............................................  3,000,000        3,367,050
                                                                         ------------
                                                                           12,683,663
                                                                         ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN MUNICIPAL TERM TRUST
(CONTINUED)

                                                           Principal        Market
Name of Issuer                                              Amount        Value (a)
---------------------------------------------------------  ---------     ------------
 IOWA (0.8%):
  Dubuque Hospital Revenue, 6.88%, 1/1/12 ............. $  1,000,000        1,074,110
                                                                         ------------

 LOUISIANA (0.2%):
  Parish of St. Martin, Cargill Inc. Project, 6.63%,
   10/1/12 ..............................................    200,000(c)       214,156
                                                                         ------------

 MAINE (2.4%):
  Municipal Bond Bank (Prerefunded 11/1/01), 7.20%,
   11/1/13 ..............................................  3,000,000(e)     3,484,830
                                                                         ------------

 MINNESOTA (0.8%):
  East Grand Forks Industrial Development Revenue, 8.00%,
   4/1/11 ...............................................  1,000,000        1,083,270
                                                                         ------------

 NEBRASKA (0.8%):
  Hospital Lease Investment Financing (MBIA), 7.00%,
   3/1/06 ...............................................  1,000,000        1,132,260
                                                                         ------------

 NEVADA (6.1%):
  Clark County School District (MBIA) (Prerefunded to
   6/1/01), 7.00%, 6/1/09 ...............................  3,000,000(e)     3,421,110
  University of Nevada Revenue (AMBAC) (Prerefunded to
   7/1/00), 7.13%, 7/1/16 ...............................  2,720,000(e)     3,094,626
  Washoe County Limited Tax General Obligation,
   Zero-Coupon (MBIA), 7.12%, 7/1/06 ....................  3,725,000(b)     2,219,020
                                                                         ------------
                                                                            8,734,756
                                                                         ------------

 PENNSYLVANIA (3.2%):
  Higher Education-Duquesne University (MBIA), 7.00%,
   4/1/10 ...............................................  1,000,000        1,117,000
  Sayre Healthcare Facility (AMBAC), 7.00%, 3/1/11 ......  3,000,000        3,381,900
                                                                         ------------
                                                                            4,498,900
                                                                         ------------

 SOUTH DAKOTA (3.7%):
  Health and Education Facility Revenue, 7.00%,
   11/1/07 ..............................................  3,000,000        3,265,650
  Rapid City Area School District #514 (MBIA)
   (Prerefunded to 1/1/02), 7.20%, 1/1/11 ...............  1,770,000(e)     2,035,111
                                                                         ------------
                                                                            5,300,761
                                                                         ------------

 TENNESSEE (2.4%):
  Bristol Health and Education Facility (FGIC)
   (Prerefunded to 3/1/01), 7.00%, 9/1/11 ...............  1,000,000(e)     1,143,000
  Housing Development Authority (FSA), 7.60%, 7/1/16 ....  2,120,000        2,272,237
                                                                         ------------
                                                                            3,415,237
                                                                         ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN MUNICIPAL TERM TRUST
(CONTINUED)

                                                           Principal        Market
Name of Issuer                                              Amount        Value (a)
---------------------------------------------------------  ---------     ------------
 TEXAS (18.2%):
  Austin Utility System Revenue (MBIA) (Prerefunded to
   5/15/01), 8.00%, 11/15/16 .......................... $    500,000(e)       589,525
  Corpus Christi Utility System Revenue (FGIC), 7.00%,
   7/15/10 ..............................................  1,500,000        1,681,980
  Harris County Health Facilities (FSA), 6.85%,
   10/1/06 ..............................................  2,000,000        2,287,080
  Harris County Toll Road, 6.75%, 8/1/14 ................  1,500,000        1,659,765
  Houston Hotel Occupancy (FGIC) (Prerefunded to 7/1/01),
   7.00%, 7/1/15 ........................................  4,700,000        5,331,022
  Houston Water and Sewer, Zero-Coupon (AMBAC), 7.14%,
   8/15/06 ..............................................  4,285,000(b)     2,525,750
  Lower Colorado River Authority (AMBAC), 7.00%,
   1/1/11 ...............................................    415,000          469,178
  Lower Colorado River Authority (AMBAC) (Prerefunded to
   1/1/01), 7.00%, 1/1/11 ...............................    585,000(e)       667,187
  Lower Colorado River Authority, Zero-Coupon (AMBAC),
   7.17%, 1/1/06 ........................................    765,000(b)       470,483
  Municipal Power Agency, Zero-Coupon (AMBAC), 7.11%,
   9/1/06 ...............................................  3,000,000(b)     1,764,030
  San Antonio Electric and Gas, Zero-Coupon (FGIC),
   7.11%, 2/1/06 ........................................  3,000,000(b)     1,819,200
  Trinity River Authority (AMBAC) (Prerefunded to
   8/1/00), 7.10%, 8/1/16 ...............................  2,250,000(e)     2,524,635
  Weatherford Utility System, Water Revenue (MBIA),
   7.00%, 9/1/11 ........................................  3,750,000        4,199,512
                                                                         ------------
                                                                           25,989,347
                                                                         ------------

 WASHINGTON (18.8%):
  Chelan County Public Utility District, 7.60%,
   7/1/25 ...............................................  3,375,000        3,876,457
  King and Snohomish County School District (FGIC)
   (Prerefunded to 12/1/00), 7.00%, 12/1/09 .............  1,450,000(e)     1,632,207
  Port Longview Industrial Development Revenue, 7.45%,
   2/1/13 ...............................................  5,400,000        5,880,600
  Public Power Supply System (Prerefunded to 1/1/00),
   7.25%, 7/1/15 ........................................  1,435,000(e)     1,619,110
  Public Power Supply System (Prerefunded to 1/1/01),
   7.63%, 7/1/10 ........................................  5,000,000(e)     5,842,150
  Public Power Supply System (Prerefunded to 7/1/00),
   7.38%, 7/1/12 ........................................  1,550,000(e)     1,779,261
  Public Power Supply System, Zero Coupon (FGIC),
   7.15%-7.17%, 7/1/06 ..................................  6,500,000(b)     3,852,355
  Seattle Water Revenue (Prerefunded to 5/1/00), 7.25%,
   5/1/17 ...............................................  2,000,000(e)     2,277,180
                                                                         ------------
                                                                           26,759,320
                                                                         ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN MUNICIPAL TERM TRUST
(CONTINUED)

                                                           Principal        Market
Name of Issuer                                              Amount        Value (a)
---------------------------------------------------------  ---------     ------------
 WEST VIRGINIA (3.5%):
  School Building Authority (MBIA) (Prerefunded to
   7/1/00), 7.25%, 7/1/15 ............................. $  4,000,000(e)     4,571,280
  State Water Development Authority (CGIC), 7.00%,
   11/1/11 ..............................................    500,000          570,540
                                                                         ------------
                                                                            5,141,820
                                                                         ------------

 WISCONSIN (3.1%):
  Health and Education Facility (AMBAC), 7.25%,
   8/15/19 ..............................................  1,675,000        1,896,787
  Health and Education Facility (MBIA) (Prerefunded to
   6/1/00), 7.00%, 6/1/20 ...............................  1,600,000(e)     1,809,120
  Neenah Industrial Development Revenue, 6.75%,
   6/1/12 ...............................................    650,000          696,618
                                                                         ------------
                                                                            4,402,525
                                                                         ------------

   Total Municipal Long-Term Securities
    (cost: $122,710,888) ................................                 139,462,464
                                                                         ------------

MUNICIPAL SHORT-TERM SECURITIES (0.6%):
 INDIANA (0.6%):
  Hospital Equipment Financing Authority, 2.20%, 12/1/15
   (cost: $900,000) .....................................    900,000(d)       900,000
                                                                         ------------

   Total Investments in Securities
    (cost: $123,610,888) (f) .......................... $                 140,362,464
                                                                         ------------
                                                                         ------------

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) FOR ZERO COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(C) SECURITIES PURCHASED WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER ACCREDITED INVESTORS.
(D) VARIABLE RATE DEMAND NOTE. INTEREST RATE VARIES TO REFLECT CURRENT MARKET CONDITIONS; RATE SHOWN IS THE EFFECTIVE RATE ON DECEMBER 31, 1995.
(E) PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. THESE BONDS ARE CALLED AND MATURE AT THE CALL DATE INDICATED.
(F) ON DECEMBER 31, 1995, FOR FEDERAL INCOME TAX PURPOSES, THE COST OF INVESTMENTS WAS $123,517,926. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS
     FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $  16,844,538
      GROSS UNREALIZED DEPRECIATION ......          --
                                            ----------
        NET UNREALIZED APPRECIATION .... $  16,844,538
                                            ----------
                                            ----------

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN MUNICIPAL TERM TRUST II
DECEMBER 31, 1995

                                                           Principal        Market
Name of Issuer                                              Amount        Value (a)
---------------------------------------------------------  ---------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (97.1%):
 ALABAMA (1.0%):
  DCH Health Care Authority, 5.70%, 6/1/15 ............ $  1,250,000        1,236,200
                                                                         ------------

 FLORIDA (6.8%):
  Manatee County, Zero-Coupon (MBIA), 6.91%, 10/1/07 ....  2,995,000(b)     1,683,669
  Sumter County School District (CGIC), 7.15%,
   11/1/15 ..............................................  2,045,000        2,592,528
  University Community Hospital (FSA) (Prerefunded to
   9/1/00), 7.50%, 9/1/11 ...............................  3,500,000(e)     4,060,560
                                                                         ------------
                                                                            8,336,757
                                                                         ------------

 ILLINOIS (24.4%):
  Belleville General Obligation (FGIC), 7.13%,
   12/1/08 ..............................................  1,000,000        1,130,940
  Carbondale General Obligation (FGIC) (Prerefunded to
   5/1/01), 6.90%, 5/1/12 ...............................  3,200,000(e)     3,602,624
  Central Lake County, Zero-Coupon (MBIA), 6.98%,
   5/1/07 ...............................................  2,370,000(b)     1,333,006
  Chicago Motor Fuel Tax (AMBAC) (Prerefunded to 1/1/01),
   7.10%, 1/1/11 ........................................  1,500,000(e)     1,717,440
  Chicago Waste Water Revenue (FGIC) (Prerefunded to
   11/15/00), 6.75%, 11/15/20 ...........................  2,000,000(e)     2,260,100
  Commonwealth Edison Pollution Control (MBIA), 7.25%,
   6/1/11 ...............................................  3,000,000        3,436,110
  Cook County General Obligation (AMBAC) (Prerefunded to
   11/1/01), 6.75%, 11/1/18 .............................  5,000,000(e)     5,721,000
  Decatur, Zero-Coupon (AMBAC), 6.98%, 10/1/07 ..........  1,250,000(b)       688,350
  Health Facilities Authority, Evangelical Hospital,
   6.75%, 4/15/12-4/15/17 ...............................  3,500,000        3,728,790
  Kane County Public Building Authority (MBIA), 6.88%,
   12/1/10                                                 1,000,000        1,093,310
  Kendall, Kane, and Will Counties, Zero-Coupon (FGIC),
   6.96%, 3/1/07 ........................................    975,000(b)       553,049
  Lake County Water and Sewer System (AMBAC) (Prerefunded
   to 12/1/01), 6.75%, 12/1/08-12/1/09 ..................  4,215,000(e)     4,763,793
                                                                         ------------
                                                                           30,028,512
                                                                         ------------

 INDIANA (12.4%):
  Boonville School Building Corporation, 6.90%,
   7/1/09 ...............................................  2,000,000        2,245,560
  Indiana University, Zero-Coupon (AMBAC), 7.07%,
   8/1/07 ...............................................  3,180,000(b)     1,766,045
  Lake Central Multi-District School Building Corporation
   (Prerefunded to 7/15/01), 7.00%, 1/15/14-1/15/18 .....  2,500,000(e)     2,863,925

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN MUNICIPAL TERM TRUST II
(CONTINUED)

                                                           Principal        Market
Name of Issuer                                              Amount        Value (a)
---------------------------------------------------------  ---------     ------------
  Noblesville/Hamilton County (Prerefunded to 2/1/01),
   7.00%, 2/1/13 ...................................... $  1,000,000(e)     1,138,780
  Port Commission, Cargill Inc. Project, 6.88%,
   5/1/12 ...............................................    450,000(c)       494,154
  Purdue University (AMBAC) (Prerefunded to 7/1/01),
   7.00%, 7/1/14 ........................................  3,000,000(e)     3,450,390
  St. Joseph County Hospital Authority (MBIA), 7.00%,
   12/1/12 ..............................................  3,000,000        3,362,880
                                                                         ------------
                                                                           15,321,734
                                                                         ------------

 IOWA (2.9%):
  Mason City Hospital facilities (FSA), 6.88%,
   8/15/09 ..............................................  1,265,000        1,412,056
  Polk County Health Facilities (MBIA), 7.10%,
   11/1/09 ..............................................  1,895,000        2,154,236
                                                                         ------------
                                                                            3,566,292
                                                                         ------------

 KENTUCKY (0.8%):
  Owensboro Electric Light and Power, Zero-Coupon
   (AMBAC), 6.91%, 1/1/07 ...............................  1,775,000(b)     1,035,411
                                                                         ------------

 LOUISIANA (2.5%):
  New Orleans General Obligation, Zero-Coupon (AMBAC),
   7.01%, 9/1/07 ........................................  5,000,000(b)     2,780,850
  Parish of St. Martin, Cargill Inc. Project, 6.63%,
   10/1/12 ..............................................    300,000(c)       321,234
                                                                         ------------
                                                                            3,102,084
                                                                         ------------

 MICHIGAN (0.9%):
  State Housing Development Authority (FSA), 6.85%,
   10/15/18 .............................................  1,000,000        1,065,960
                                                                         ------------

 MONTANA (2.8%):
  State Board of Investment (MBIA), 6.88%, 6/1/20 .......  3,000,000        3,412,592
                                                                         ------------

 NEW HAMPSHIRE (0.8%):
  New Hampshire Single Family Housing Authority, 5.85%,
   7/1/10 ...............................................  1,000,000        1,018,970
                                                                         ------------

 NEW JERSEY (1.8%):
  State Educational Facilities Authority, 6.88%,
   7/1/10 ...............................................  2,000,000        2,185,220
                                                                         ------------

 NORTH DAKOTA (4.8%):
  Bismark Hospital Revenue (AMBAC), 6.90%, 5/1/06 .......  4,300,000        4,862,311
  Grand Forks Health Care Authority (MBIA), 6.63%,
   12/1/10 ..............................................  1,000,000        1,108,440
                                                                         ------------
                                                                            5,970,751
                                                                         ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN MUNICIPAL TERM TRUST II
(CONTINUED)

                                                           Principal        Market
Name of Issuer                                              Amount        Value (a)
---------------------------------------------------------  ---------     ------------
 SOUTH CAROLINA (3.3%):
  Lexington County Health Services (FSA), 6.75%,
   10/1/18 ............................................ $  3,600,000        4,018,320
                                                                         ------------

 TEXAS (10.9%):
  Harris County Health Facilities (FSA), 7.00%,
   10/1/14 ..............................................  2,225,000        2,494,492
  Houston Hotel Occupancy (FGIC) (Prerefunded to 7/1/01),
   7.00%, 7/1/15 ........................................  5,095,000        5,779,055
  Houston Water and Sewer, Zero-Coupon (AMBAC), 6.91%,
   12/1/07 ..............................................  3,000,000(b)     1,640,040
  Sabine River Authority, 8.25%, 10/1/20 ................  3,200,000        3,540,512
                                                                         ------------
                                                                           13,454,099
                                                                         ------------

 WASHINGTON (15.9%):
  Chelan County Public Utility District, 7.60%,
   7/1/25 ...............................................  3,000,000        3,445,740
  Clark County Public Utility District (FGIC), 6.50%,
   1/1/11 ...............................................  2,000,000        2,183,580
  King and Snohomish Counties School District (FGIC),
   6.63%, 12/1/12 .......................................    900,000          989,334
  Public Power Supply System (Prerefunded to 7/1/00),
   7.38%, 7/1/12 ........................................  4,525,000(e)     5,194,293
  Public Power Supply System, Project #1, Series A,
   7.00%, 7/1/11                                             700,000          768,404
  Public Power Supply System, Project #3, 6.75%,
   7/1/11 ...............................................  1,350,000        1,455,597
  Public Power Supply System, Project #3 (Prerefunded to
   1/1/00), 7.25%, 7/1/15 ...............................  3,875,000(e)     4,372,163
  Snohomish County Solid Waste Revenue (MBIA), 7.00%,
   12/1/10 ..............................................  1,000,000        1,134,230
                                                                         ------------
                                                                           19,543,341
                                                                         ------------

 WEST VIRGINIA (4.1%):
  School Building Authority (MBIA), 6.75%, 7/1/17 .......  2,500,000        2,749,150
  State Water Development Authority, 7.30%, 11/1/11 .....  1,000,000        1,163,890
  State Water Development Authority (Prerefunded to
   11/1/01), 7.40%, 11/1/19 .............................  1,000,000(e)     1,168,990
                                                                         ------------
                                                                            5,082,030
                                                                         ------------

 WISCONSIN (1.0%):
  Neenah Industrial Development Revenue, 6.75%,
   6/1/12 ...............................................  1,150,000        1,232,478
                                                                         ------------

   Total Municipal Long-Term Securities
    (cost: $105,887,612) ................................                 119,610,751
                                                                         ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN MUNICIPAL TERM TRUST II
(CONTINUED)

                                                           Principal        Market
Name of Issuer                                              Amount        Value (a)
---------------------------------------------------------  ---------     ------------
MUNICIPAL SHORT-TERM SECURITIES (1.6%)(D):
 ILLINOIS (0.2%):
  Illinois Health, Ingalls Hospital, 3.60%, 1/1/16 .... $    200,000          200,000
                                                                         ------------

 INDIANA (1.4%):
  Hospital Equipment Financing Authority, 2.20%,
   12/1/15 ..............................................  1,650,000        1,650,000
  Indiana Health Capital Access, 4.00%, 11/1/09 .........    100,000          100,000
                                                                         ------------
                                                                            1,750,000
                                                                         ------------

   Total Municipal Short-Term Securities
    (cost: $1,950,000) ..................................                   1,950,000
                                                                         ------------

   Total Investments in Securities
    (cost: $107,837,612) (f) .......................... $                 121,560,751
                                                                         ------------
                                                                         ------------

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) FOR ZERO COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(C) SECURITIES PURCHASED WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER ACCREDITED INVESTORS.
(D) VARIABLE RATE DEMAND NOTE. INTEREST RATE VARIES TO REFLECT CURRENT MARKET CONDITIONS; RATE SHOWN IS THE EFFECTIVE RATE ON DECEMBER 31, 1995.
(E) PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. THESE BONDS ARE CALLED AND MATURE AT THE CALL DATE INDICATED.
(F) ON DECEMBER 31, 1995, FOR FEDERAL INCOME TAX PURPOSES, THE COST OF INVESTMENTS WAS $107,791,947. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS
     FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $  13,768,804
      GROSS UNREALIZED DEPRECIATION ......          --
                                            ----------
        NET UNREALIZED APPRECIATION .... $  13,768,804
                                            ----------
                                            ----------

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN MUNICIPAL TERM TRUST III
DECEMBER 31, 1995

                                                           Principal        Market
Name of Issuer                                              Amount        Value (a)
---------------------------------------------------------  ---------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (98.4%):
 ALABAMA (0.6%):
  Agricultural and Mechanical University Revenue (MBIA),
   6.45%, 11/1/17 ..................................... $    500,000          541,525
                                                                         ------------

 COLORADO (1.2%):
  Snowmass Village Multi-Family Housing (FSA), 6.25%,
   12/15/16 .............................................  1,000,000        1,041,710
                                                                         ------------

 DISTRICT OF COLUMBIA (1.2%):
  Catholic University of America (Connie Lee), 6.30%,
   10/1/13 ..............................................  1,000,000        1,065,500
                                                                         ------------

 FLORIDA (0.6%):
  Broward County School District, Zero-Coupon (MBIA),
   6.55%, 2/15/08 .......................................  1,000,000(b)       544,870
                                                                         ------------

 ILLINOIS (20.6%):
  Chicago Wastewater Revenue (FGIC), 6.35%, 1/1/22 ......  1,000,000        1,068,880
  Health Facility-Alexian Brothers Medical Center (MBIA),
   6.38%, 1/1/15 ........................................  1,125,000        1,196,662
  Health Facility-Elmhurst Memorial Hospital (FGIC),
   6.50%, 1/1/12 ........................................  1,190,000        1,286,092
  Health Facility-Lutheran General Systems (FSA), 6.13%,
   4/1/12 ...............................................  1,000,000        1,060,020
  Health Facility-Wyndemere Retirement Home (MBIA),
   5.75%, 11/1/22 .......................................  1,000,000        1,010,120
  Henry Hospital District (AMBAC), 6.60%, 12/1/17 .......  2,000,000        2,155,520
  Lake County Housing Finance Corporation (FHA), 6.70%,
   11/1/14 ..............................................  2,000,000        2,089,900
  Rochelle Water and Sewer Revenue, 7.15%, 5/1/14 .......  2,000,000        2,195,420
  State General Obligation (CGIC), 6.25%, 10/1/12 .......  3,370,000        3,585,545
  State Sales Tax Revenue, 5.50%, 6/15/20 ...............  2,000,000        1,969,560
                                                                         ------------
                                                                           17,617,719
                                                                         ------------

 INDIANA (19.8%):
  Crawfordsville School Building Corporation, 6.25%,
   7/1/11 ...............................................  1,500,000        1,629,495
  Freemont Middle School Building (AMBAC) (Prerefunded to
   3/15/02), 6.75%, 3/15/13 .............................  3,000,000(d)     3,412,680
  Health Facilities-Community Hospital Project (MBIA),
   6.40%, 5/1/12 ........................................  5,000,000        5,381,800
  Health Facilities-Methodist Hospital (AMBAC), 5.75%,
   9/1/15 ...............................................  1,750,000        1,759,683
  Indianapolis Public Improvement Bonds, 6.75%,
   2/1/20 ...............................................  2,250,000        2,465,325

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN MUNICIPAL TERM TRUST III
(CONTINUED)

                                                           Principal        Market
Name of Issuer                                              Amount        Value (a)
---------------------------------------------------------  ---------     ------------
  Lake County Redevelopment Authority, 6.45%, 2/1/11 ...$  1,600,000        1,761,536
  Patoka Lake Regional Water and Sewer District (AMBAC),
   6.45%, 1/1/15 ........................................    500,000          540,915
                                                                         ------------
                                                                           16,951,434
                                                                         ------------

 IOWA (1.5%):
  Cedar Rapids Hospital Facilities (FGIC), 6.13%,
   8/15/13 ..............................................  1,200,000        1,288,320
                                                                         ------------

 KANSAS (1.6%):
  Kansas City Utility Systems, Zero-Coupon (AMBAC),
   6.40%, 3/1/08 ........................................  2,575,000(b)     1,406,461
                                                                         ------------

 MAINE (2.6%):
  Water and Sewer Revenue, 6.60%, 11/1/15 ...............  2,000,000        2,183,160
                                                                         ------------

 MICHIGAN (1.8%):
  Municipal Bond Authority Revenue, 6.50%, 5/1/16 .......  1,000,000        1,087,700
  State Building Authority, 6.25%, 10/1/12 ..............    400,000          427,316
                                                                         ------------
                                                                            1,515,016
                                                                         ------------

 NEW MEXICO (1.3%):
  Las Cruces Health Facility-Evangelical Lutheran Project
   (CGIC), 6.45%, 12/1/17 ...............................  1,000,000        1,080,690
                                                                         ------------

 NORTH DAKOTA (3.9%):
  Mercer County Pollution Control Revenue (AMBAC), 7.20%,
   6/30/13 ..............................................  2,700,000        3,362,927
                                                                         ------------

 RHODE ISLAND (1.5%):
  State Health and Education Building Dorporation (Connie
   Lee), 6.38%, 4/1/12 ..................................  1,200,000        1,287,384
                                                                         ------------

 SOUTH CAROLINA (2.0%):
  Piedmont Municipal Power Agency (MBIA), 6.30%,
   1/1/14 ...............................................  1,600,000        1,714,000
                                                                         ------------

 SOUTH DAKOTA (7.6%):
  Heartland Consumers Power District (FSA), 6.00%,
   1/1/12-1/1/17 ........................................  2,085,000        2,294,636
  State Building Authority (AMBAC) (escrowed to
   maturity), 6.63%, 9/1/12 .............................  3,600,000        4,184,604
                                                                         ------------
                                                                            6,479,240
                                                                         ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

AMERICAN MUNICIPAL TERM TRUST III
(CONTINUED)

                                                           Principal        Market
Name of Issuer                                              Amount        Value (a)
---------------------------------------------------------  ---------     ------------
 TEXAS (19.8%):
  Austin Utility System Revenue, Zero-Coupon (MBIA),
   6.53%, 11/15/08 .................................... $  5,000,000(b)     2,586,300
  Houston Water and Sewer Revenue (FSA), 6.38%,
   12/1/14 ..............................................  2,000,000        2,146,040
  Montgomery County Hospital District (FSA) (Prerefunded
   to 4/1/02), 6.63%, 4/1/17 ............................  3,300,000(d)     3,759,393
  Pflugerville Independent School District, 5.75%,
   8/15/15 ..............................................    975,000        1,010,802
  San Antonio Electric and Gas, Zero-Coupon (FGIC),
   6.40%, 2/1/08 ........................................  4,500,000(b)     2,439,360
  San Antonio Water System Revenue (MBIA), 6.50%,
   5/15/10 ..............................................  3,000,000        3,310,140
  State Capital Appreciation, Zero-Coupon (FGIC), 6.43%,
   4/1/08                                                  3,100,000(b)     1,663,925
                                                                         ------------
                                                                           16,915,960
                                                                         ------------

 WASHINGTON (7.6%):
  Public Power Supply System, 6.25%-6.50%,
   7/1/12-7/1/18 ........................................  6,070,000        6,380,345
                                                                         ------------

 WEST VIRGINIA (3.2%):
  Clarksburg Water Revenue (Asset Guaranty), 6.25%,
   9/1/14 ...............................................  2,620,000        2,734,573
                                                                         ------------

   Total Municipal Long-Term Securities
    (cost: $76,138,870) .................................                  84,110,834
                                                                         ------------

MUNICIPAL SHORT-TERM SECURITIES (0.3%):
 INDIANA (0.3%):
  Hospital Equipment Financing Authority, 2.20%, 12/1/15
   (cost: $225,000) .....................................    225,000(c)       225,000
                                                                         ------------

   Total Investments in Securities
    (cost: $76,363,870) (e) ........................... $                  84,335,834
                                                                         ------------
                                                                         ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                           INVESTMENTS IN SECURITIES

NOTES TO INVESTMENTS IN SECURITIES:

(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B) FOR ZERO COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(C) VARIABLE RATE DEMAND NOTE. INTEREST RATE VARIES TO REFLECT CURRENT MARKET CONDITIONS; RATE SHOWN IS THE EFFECTIVE RATE ON DECEMBER 31, 1995.
(D) PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. THESE BONDS ARE CALLED AND MATURE AT THE CALL DATE INDICATED.
(E) ON DECEMBER 31, 1995, FOR FEDERAL INCOME TAX PURPOSES, THE COST OF INVESTMENTS WAS $76,294,612. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS
     FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $   8,041,222
      GROSS UNREALIZED DEPRECIATION ......          --
                                            ----------
        NET UNREALIZED APPRECIATION .... $   8,041,222
                                            ----------
                                            ----------

--------------------------------------------------------------------------------
                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN MUNICIPAL TERM TRUST INC.
AMERICAN MUNICIPAL TERM TRUST INC. II
AMERICAN MUNICIPAL TERM TRUST INC. III:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of American Municipal Term Trust Inc., American Municipal Term Trust Inc. II, and American Municipal Term Trust Inc. III as of December 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended December 31, 1995 and the financial highlights presented in footnote 7 to the financial statements. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities sold but not delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of American Municipal Term Trust Inc., American Municipal Term Trust Inc. II and American Municipal Term Trust Inc. III as of December 31, 1995 and the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period ended December 31, 1995 and the financial highlights presented in footnote 7 to the financial statements, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
January 30, 1996

--------------------------------------------------------------------------------
                            FEDERAL TAX INFORMATION

            Fiscal Year Ended December 31, 1995

            Federal tax information is presented as an aid to you in reporting distributions. Please consult a tax adviser on how to report these distributions at the state and local levels.

            SOURCE OF DISTRIBUTIONS
            During the year ended December 31, 1995, 100% of
            American Municipal Term Trust, 100% of American Muncipal Term Trust II, and 100% of American Muncipal Term Trust III distributions were derived from interest on municipal securities and qualify as exempt-interest dividends for federal tax purposes.

            FEDERAL TAXATION
            Exempt-interest dividends are exempt from federal income taxes and should not be included in your gross income. They do, however, need to be reported on your income tax return for informational purposes.

            American Municipal Term Trust Inc.

COMMON STOCK
Payable Date                                      Per Share
-----------------------------------------------  -----------

February 22, 1995 ........................... $      0.0542
March 29, 1995 ................................      0.0542
April 26, 1995 ................................      0.0542
May 24, 1995 ..................................      0.0542
June 28, 1995 .................................      0.0542
July 26, 1995 .................................      0.0542
August 23, 1995 ...............................      0.0542
September 27, 1995 ............................      0.0542
October 25, 1995 ..............................      0.0542
November 22, 1995 .............................      0.0542
December 27, 1995 .............................      0.0542
January 11, 1996 ..............................      0.0542
                                                 -----------
                                              $      0.6504
                                                 -----------
                                                 -----------


PREFERRED STOCK
(at $25,000/share)                                Per Share
-----------------------------------------------  -----------

Total ....................................... $      994.37
                                                 -----------
                                                 -----------

--------------------------------------------------------------------------------
                            FEDERAL TAX INFORMATION

            American Municipal Term Trust II Inc.

COMMON STOCK
Payable Date                                      Per Share
-----------------------------------------------  -----------
February 22, 1995 ........................... $     0.05170
March 29, 1995 ................................     0.05170
April 26, 1995 ................................     0.05170
May 24, 1995 ..................................     0.05170
June 28, 1995 .................................     0.05170
July 26, 1995 .................................     0.05170
August 23, 1995 ...............................     0.05170
September 27, 1995 ............................     0.05170
October 25, 1995 ..............................     0.05170
November 22, 1995 .............................     0.05170
December 27, 1995 .............................     0.05170
January 11, 1996 ..............................     0.05772(a)
                                                 -----------
                                              $     0.62642
                                                 -----------
                                                 -----------
(a) This distribution includes $0.00602 of long-term capital gains.

PREFERRED STOCK
(at $25,000/share)                                Per Share
-----------------------------------------------  -----------
Total ....................................... $      992.63(b)
                                                 -----------
                                                 -----------
(b) This distribution includes $9.50 of long-term capital
    gains.

            American Municipal Term Trust III Inc.

COMMON STOCK
Payable Date                                      Per Share
-----------------------------------------------  -----------
February 22, 1995 ........................... $      0.0475
March 29, 1995 ................................      0.0475
April 26, 1995 ................................      0.0475
May 24, 1995 ..................................      0.0475
June 28, 1995 .................................      0.0475
July 26, 1995 .................................      0.0475
August 23, 1995 ...............................      0.0475
September 27, 1995 ............................      0.0475
October 25, 1995 ..............................      0.0475
November 22, 1995 .............................      0.0475
December 27, 1995 .............................      0.0475
January 11, 1996 ..............................      0.0475
                                                 -----------
                                              $      0.5700
                                                 -----------
                                                 -----------

PREFERRED STOCK
(at $25,000/share)                                Per Share
-----------------------------------------------  -----------

Total ....................................... $      968.42
                                                 -----------
                                                 -----------

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

ANNUAL MEETING RESULTS
An annual meeting of the funds' shareholders was held on August 17, 1995. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, and the number of abstentions with respect to such matter, are set forth below.

1.  The funds' preferred shareholders elected the following two directors:
   American Municipal Term Trust Inc. (AXT)

                                                  Shares      Shares Withholding
                                               Voted "For"    Authority to Vote
                                               ------------   ------------------
David T. Bennett.............................     775             243
William H. Ellis.............................     775             243

   American Municipal Term Trust Inc. II (BXT)

                                                  Shares      Shares Withholding
                                               Voted "For"    Authority to Vote
                                               ------------   ------------------
David T. Bennett.............................     873              --
William H. Ellis.............................     873              --

   American Municipal Term Trust Inc. III (CXT)

                                                  Shares      Shares Withholding
                                               Voted "For"    Authority to Vote
                                               ------------   ------------------
David T. Bennett.............................     564              11
William H. Ellis.............................     564              11

2. The funds' preferred and common shareholders, voting as a class, elected the following four directors:

    American Municipal Term Trust Inc. (AXT)

                                                Shares     Shares Withholding
                                             Voted "For"   Authority to Vote
                                             ------------  ------------------
Jaye F. Dyer...............................   7,659,609         124,659
Karol D. Emmerich..........................   7,662,609         121,659
Luella G. Goldberg.........................   7,664,609         119,659
George Latimer.............................   7,664,233         120,035

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

   American Municipal Term Trust Inc. II (BXT)

                                                Shares     Shares Withholding
                                             Voted "For"   Authority to Vote
                                             ------------  ------------------
Jaye F. Dyer...............................   6,623,346         127,447
Karol D. Emmerich..........................   6,625,846         126,315
Luella G. Goldberg.........................   6,620,289         126,315
George Latimer.............................   6,624,046         127,002

   American Municipal Term Trust Inc. III (CXT)

                                                Shares     Shares Withholding
                                             Voted "For"   Authority to Vote
                                             ------------  ------------------
Jaye F. Dyer...............................   4,888,892         106,843
Karol D. Emmerich..........................   4,888,892         106,843
Luella G. Goldberg.........................   4,888,892         106,843
George Latimer.............................   4,888,892         106,843

3. The funds' preferred and common shareholders, voting as a class, ratified the selection by a majority of the independent members of the funds' Board of Directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending December 31, 1995. The following votes were cast regarding this matter:

                                         Shares           Shares
                                      Voted "For"    Voted "Against"    Abstentions
                                      ------------   ----------------   -----------
AXT.................................  7,645,713        31,521            108,034
BXT.................................  6,623,379        23,906            103,375
CXT.................................  4,867,530        33,109            95,094

SHARE REPURCHASE PROGRAM
Your fund's board of directors has voted to discontinue the share repurchase program, effective February 6, 1996. This program had enabled the fund to 'buy back' shares of its common stock in the open market.

TERMS AND CONDITIONS OF THE TERM TRUST DIVIDEND REINVESTMENT PLAN
As a shareholder, you may choose to participate in your fund's Term Trust Dividend Reinvestment Plan. It is a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

ELIGIBILITY/PARTICIPATION
You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your enrollment card is received at least 10 days before the record date for that distribution.

If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gain distributions, may participate in the plan by informing IFTC at least 10 days before each share's dividend and/or capital gains distribution.

PLAN ADMINISTRATION
Beginning no more than five business days before the dividend payment date, IFTC will buy shares of the fund on the New York Stock Exchange or elsewhere on the open market.

The fund will not issue any new shares in connection with the plan. All reinvestments will be at a market price plus a pro rata share of any brokerage commissions, which may be more or less than the fund's net asset value per share. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your term trust account will be reinvested.

IFTC maintains accounts for plan participants holding shares in certificate form. You will receive a monthly statement detailing total dividend and capital gain distributions, date of investment, shares acquired, price per share, and total shares held in your account, both certificate-form shares and unissued shares acquired through the plan.

TAX INFORMATION
Distributions reinvested in additional shares of the fund are subject to income tax, just as they would be if received in cash. In general, the tax basis of such shares will equal

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE
the price paid by IFTC plus the pro rata share of any commission. Each January, you will receive IRS Form 1099 regarding the federal tax status of the prior year's distributions.

PLAN WITHDRAWAL
If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

If your shares are in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

PLAN AMENDMENT/TERMINATION
The funds reserve the right to amend or terminate the plan. Should the plan be terminated, participants will be notified in writing at least 90 days before the record date for the next dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days' written notice to participants in the plan.

Any questions about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

EFFECTIVE DURATION
Effective duration estimates the interest rate risk of a security, in other words how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant.

It is important to understand that, while a valuable measure, effective duration is based upon certain assumptions and has several limitations. It is most effective as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely especially in the case of a bond that is callable prior to maturity.

--------------------------------------------------------------------------------
                             DIRECTORS AND OFFICERS

DIRECTORS               David T. Bennett, CHAIRMAN, HIGHLAND HOMES,
                            INC., USL PRODUCTS INC., KIEFER BUILT,
                            INC., OF COUNSEL, GRAY, PLANT, MOOTY,
                            MOOTY & BENNETT, P.A.
                        Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT
                        COMPANY
                        William H. Ellis, PRESIDENT, PIPER JAFFRAY
                            COMPANIES INC.,
                            PIPER CAPITAL MANAGEMENT INCORPORATED
                        Karol D. Emmerich, PRESIDENT, THE PARACLETE
                        GROUP
                        Luella G. Goldberg, DIRECTOR, TCF FINANCIAL,
                            RELIASTAR FINANCIAL CORP., HORMEL FOODS
                            CORP.
                        George Latimer, CHIEF EXECUTIVE OFFICER,
                            NATIONAL EQUITY FUND, INC.

OFFICERS                William H. Ellis, CHAIRMAN OF THE BOARD
                        Ronald R. Reuss, PRESIDENT
                        Douglas J. White, EXECUTIVE/SENIOR VICE
                        PRESIDENT
                        Robert H. Nelson, SENIOR VICE PRESIDENT AND
                        TREASURER
                        Molly J. Destro, VICE PRESIDENT
                        Susan S. Miley, SECRETARY

INVESTMENT ADVISER      Piper Capital Management Incorporated
                        222 SOUTH NINTH STREET
                        MINNEAPOLIS, MN 55402

CUSTODIAN AND           Investors Fiduciary Trust Company
TRANSFER AGENT          127 WEST TENTH STREET, KANSAS CITY, MO
                        64105-1716

LEGAL COUNSEL           Dorsey & Whitney P.L.L.P.
                        220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

INDEPENDENT             KPMG Peat Marwick LLP
AUDITORS                4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

          PIPER CAPITAL
            MANAGEMENT


          PIPER CAPITAL MANAGEMENT INCORPORATED                     Bulk Rate
          222 SOUTH NINTH STREET                                  U.S. Postage
          MINNEAPOLIS, MN 55402-3804                                  PAID
                                                                 Permit No. 3008
                                                                    Mpls., MN

          PIPER JAFFRAY INC., FUND SPONSOR AND NASD MEMBER.
Recycle   THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
 Logo     100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.


          In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's annual and semiannual reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Shareholder Services area at 1 800 866-7778, or mail your request to:

          Corporate Communications
          Piper Capital Management
          222 South Ninth Street
          Minneapolis, MN 55402-3804

          080-96 XXT 01 2/96

                                      STAPLES